TRANSATLANTIC
Petroleum Ltd.

ROMANIA
KOYNARE PRODUCTION CONCESSION
BULGARIA
SOFIA
THRACE
BASIN
TEKIRDAG
INSTANBUL
ANKARA
SIVAS
BASIN
TURKEY
SALT
BASIN
DIYARBAKIR
SELMO
MOLLA
SOUTHEAST
BASIN
ARPATEPE
MEDITERRANEAN SEA

Annual General Meeting Chairman’s Strategy Overview June 28, 2012 Exhibit 99.2

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Forward Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacitie
s; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 available at our website at www.transatlanticpetroleum.com and www.sec.gov. See also
TransAtlantic’s 2011 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves,
“prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.
BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil. Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

What Was the Plan?

Identify countries with the Right Rock...
• Compared only to its neighbor’s geology, Turkey’s rocks are less exciting and thus they have been underexplored.
• Compared to geology in North America the cup is full (with application of technology).
...and the Right Government
• Turkey has fair and balanced government that is bureaucratic and pro-business.
• Good fiscal terms: 12.5% royalty, no production tax, 20% corporate income tax.
• Attractive lease/license terms. Large acreage blocks with very manageable work commitments. No production sharing agreements.
Bring North American-style oilfield services and pricing
• Turkey’s legacy oilfield services equipment had limited capabilities to drill targets deeper than 7,000 feet (2,100 meters).
• No in-country stimulation equipment and less than 10 fracs ever executed.
• No in-county natural gas compression.

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Making Great Progress, But Still Plenty of Road Ahead

Thrace Basin Proof of Concept Program Moving Into Development Mode
• Proved the formations are conducive to frac.
• Added 1,000 additional meters of gas saturated sands to opportunity set through deep testing. Zones below ~2,500 meters are not looking viable.
• First multi-zone and multi-stage fracs showing promise.
• Completion activity to increase during second half of 2012 as development program begins to ramp up.
Early Stages of Potential Stacked Resource Plays in Southeast Turkey
• Mardin discovery at Goksu showing indications of Mississippian Lime-style resource potential.
• Dadas shale testing increasing. Evidence of productive potential. Still VERY early but could be a company and country changer.
Seismic Identifying High Impact Exploration Prospects
• Large structures identified along Syrian border, the only area in Turkey with the same geologic opportunity set as Syria and northern Iraq.
• Latest Thrace Basin 3D identified several targets of varying size.

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Acknowledging Our Mistakes & Learning From Them

Patience is a Virtue
• Most international activity simply takes longer than similar procedures in North
America. Must plan for longer than expected activity times and expect delays.
• As the only company forging ahead, we have set the learning curve. No ability to learn from what others are doing to increase development pace.
Knowledge Transfer is Critical to Ensure Staying Power
• Ex-pats are critical in early activity. But costs and turnover are high.
• Use ex-pats to train locals to impart a meaningful knowledge transfer to locals that have the best understanding of local customs and standards.
• Cycle locals through affiliated/sister companies in North America to provide first hand experience of technology and pace.
Partner Selection is Critical
• Pick partners that understand the “Win-Win” concept.
• Seek smart partners that generate their own prospects/concepts and drive progress rather than inaction.

6 The Way Forward

Four Point Near-Term Plan

Viking Sale Proceeds Clean-up Balance Sheet and Simplifies Reporting
• Significant reduction in outstanding debt, including the short-term portion responsible for the “going concern” qualification.
• Dalea and Viking borrowings eliminated. Borrowings under revolving credit facility to be meaningfully reduced.
• Eliminates process necessary for intercompany elimination of profit.
Reorganize and Restructure Credit Facility
• Adjust terms to allow more flexibility (upstreaming of cash, transfer among subsidiaries, etc).
• Reduce administrative requirements.
Execute Joint Ventures to Bring Forward Unrecognized Value
• Shift some or most of the cost burden of exploration to others.
• Redeploy excess proceeds to facilitate additional value capture.
People – Right People in the Right Spots
• Continue to high-grade and optimize human capital in all departments.
• Plan well ahead for eventual CEO transition to facilitate smooth hand-off.

Longer-term Plan

Transition Thrace Basin Program To Development
• Drive low-risk, repeatable production growth.
• Robust gas price and well productivity yields healthy recycle ratio allowing growth within cash flow.
Develop Additional Resource Plays
• Test and define new resource potential in Turkey, Bulgaria and Romania.
• Evaluate under-explored/overlooked play concepts using a North American viewpoint.
Continue High Impact Exploration
• Apply cutting-edge seismic to under-explored regions.
• Balance high-risk exploration with lower-risk production growth to soften impact from unsuccessful ventures.
• Partner-out risk.
Keep Concentrated Focus While Seeking Strategic New Step-out Regions
• Never rest on our laurels.
• Continually evaluate neighboring plays and operators to allow swift, but selective, opportunism.